Eclipse Identity Recognition Corporation

Consultant Agreement

Benjamin Gordon

____________________________________________________________________________________

ECLIPSE IDENTITY RECOGNITION CORPORATION

CONSULTANT AGREEMENT

This Agreement dated November 20, 2012, is made by and between Eclipse Identity Recognition

Corporation, whose address is 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032-2504 United

States, referred to as "Company", and Benjamin Gordon, whose address is

_________________________________________________________________________________,

referred to as "Consultant"

RECITALS

A. Company desires to obtain the services of Consultant to serve as Technical Advisor for the Company,

and   the   Consultant   desires   to   provide   such   services   to   Company,   upon   the   following   terms   and

conditions.

B.  Company  has  spent  significant  time,  effort,  and  money  to  develop  certain  Business  Strategies  and other  Business  Matters,  including  but  not  limited  to  their  Products  and  Proprietary  Information,  which

Company  considers  vital  to  its  business  and  goodwill.  The  Business  Strategies  and  Plan  may  be communicated  to  or  received  by  Consultant  in  the  course  of  serving  as  Technical  Consultant  for  the

Company.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.   Position, Duties, Responsibilities.

a.  Duties. Consultant  shall  perform  those  services  (“Services”)  as  Technical  Advisor  as  reasonably requested  by  the  Company  from  time  to  time,  including  but  not  limited  to  the  Services  described  on

Exhibit  A  attached  hereto.  Consultant  shall  devote  Consultant's  commercially  reasonable  efforts  and attention  to  the  performance  of  the  Services  for  the  Company  on  a  timely  basis.  Consultant  shall  also make himself available to answer questions, provide advice, counsel, and Services to the Company upon reasonable  request  and  notice  from  the  Company.  Consultant  is  deemed  an  independent  contractor  per section six (6) of this Agreement.

2.   Term and Termination.

Consultant  services  shall  begin  when  the  Company  receives  its  initial  funding  of  at  least  one  hundred thousand  US  Dollars  ($100,000)  and  will  continue  for  a  period  of  ten  (10)  months  thereafter.  Such  term

may   be   extended   upon   the   written   mutual   consent   by   both   parties.   Consultant   may   cancel   this

Agreement  upon  thirty  (30)  days  written  notice  to  the  other  party.  Notwithstanding  the  foregoing,

____________________________________________________________________________________________________

Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com

Eclipse Identity Recognition Corporation

Consultant Agreement

Benjamin Gordon

____________________________________________________________________________________

Company  may  terminate  this  Agreement  immediately  upon  providing  written  notice  to  Consultant  if

Consultant materially breaches this Agreement. Upon  any  termination  of  the  Services  as  provided  in  the preceding  section,  this Agreement shall  terminate  except  that  the  provisions  set  forth  in  Sections  4,  5,  6,

7, 8, 9b, and 9c of this Agreement shall survive such termination.

3.   Compensation and Expenses.

a.  Compensation.   Upon  funding  of  Company,  Company  shall  pay  Consultant  Two  Thousand  US

Dollars ($2,000) per month for ten (10) months from the start date of the Consultant as full and complete consideration of the Services performed in accordance with this Agreement.  In the event that Consultant terminates the Agreement, compensation shall be pro-rated.

b.  Out  of  Pocket  Expenses/Reimbursement  of  Expenses.   Consultant  shall  be  responsible  for  all

expenses  and  incidental  costs  towards  the  performance  of  this  Agreement.  Should  Consultant  be  requested by  Company  to  perform  certain  services  beyond  the  performance  of  this  Agreement,  Consultant  shall  be reimbursed  for  those  outside  reasonable  expenses  incurred  if  agreed  upon  in  advance  by  Company  that

Company  will  pay  Agent’s  outside  reasonable  expenses  identified.  If  approved  in  advance  by  Company,

Agent must submit receipts of those outside expense incurred to Company.

4.   Confidentiality; Proprietary Information; Work Product; Non-Disclosure.

a.   Confidential   Information.    As   used   in   this   Agreement,   “Confidential   Information”   means   all

nonpublic information disclosed by or relating to the Company  that  is  designated as  confidential  or  that,

given the nature of the information or the circumstances surrounding its disclosure, reasonably should be considered  as  confidential.  Confidential  Information  includes  any  information  Company  has  conceived,

developed  and  owns,  and  continues  to  conceive  and  develop,  certain  property  rights  and  information,

including  but  not  limited  to  its  business  plans,  strategies,  objectives,  and  ideas,  client  and  customer

information,   financial   projections,   marketing   plans,   marketing   materials,   logos,   and   designs,   sales

information, business development strategies, product plans and designs and deployment, technical data,

inventions,  future  inventions,  processes,  methods,  data,  know-how,  algorithms,  formulae,  franchises,

databases,   computer   programs,   computer   software,   user   interfaces,   source   codes,   object   codes,

architectures  and  structures,  display  screens,  layouts,  development  tools  and  instructions,  templates,  and other  trade  secrets,  trade  names,  trademarks,  copyrights,  patents,  other  intellectual  property,  intangible assets and industrial or proprietary property rights which may or may not be related directly or indirectly to  Company's  software  business  and  all  documentation,  media  or  other  tangible  embodiment  of  or relating  to  any  of  the  foregoing  and  all  proprietary  rights  therein  of  Company  (all  of  which  are hereinafter  referred  to  as  the  "Proprietary  Information").  Although  certain  information  may  be  generally known in the relevant industry, the fact that Company uses it may not be so known. In such instance, the knowledge  that  Company  uses  the  information  would  comprise  Proprietary  Information.  Furthermore,

the  fact  that  various  fragments  of  information  or  data  may  be  generally  known  in  the  relevant  industry does  not  mean  that  the  manner  in  which  Company  combines  them,  and  the  results  obtained  thereby,  are known. In such instance, that would also comprise Proprietary Information.

____________________________________________________________________________________________________

Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com

Eclipse Identity Recognition Corporation

Consultant Agreement

Benjamin Gordon

____________________________________________________________________________________

b.  General  Restrictions  on  Use  on  Confidential  and  Proprietary  Information. Consultant  agrees  to hold  all  Confidential  and  Proprietary  Information  in  confidence  and  not  to,  directly  or  indirectly,

disclose,  use,  copy,  publish,  summarize,  or  remove  from  Company's  premises  any  Confidential  or

Proprietary  Information  (or  remove  from  the  premises  any  other  property  of  Company),  except  (i)

during  the  consulting  relationship  to  the  extent  authorized  and  necessary  to  carry  out  Consultant's responsibilities  under  this Agreement,  and  (ii)  after  termination  of  the  consulting  relationship,  only  as specifically  authorized  in  writing  by  Company.  Notwithstanding  the  foregoing,  such  restrictions  shall not apply to: (x) information which Consultant can show was rightfully in Consultant's possession at the time  of  disclosure  by  Company;  (y)  information  which  Consultant  can  show  was  received  from  a  third party  who  lawfully  developed  the  information  independently  of  Company  or  obtained  such  information from  Company  under  conditions  which  did  not  require  that  it  be  held  in  confidence;  or  (z)  information which, at the time of disclosure, is generally available to the public.

c. Ownership of Work Product. All Work Product shall be considered work(s) made by Consultant for hire  for  Company  and  shall  belong  exclusively  to  Company  and  its  designees.  If  by  operation  of  law,

any of the Work Product, including all related intellectual property rights, is not owned in its entirety by

Company  automatically  upon  creation  thereof,  then  Consultant  agrees  to  assign,  and  hereby  assigns,  to

Company  and  its  designees  the  ownership  of  such  Work  Product,  including  all  related  intellectual property  rights.  "Work  Product"  shall  mean  any  writings  (including  excel,  power  point,  word,  PDF,

emails,  etc.),  programming,  documentation,  data  compilations,  reports,  plans,  designs,  drawings,  and any  other  media,  materials,  or  other  objects  produced  as  a  result  of  Consultant's  work  or  delivered  by

Consultant in the course of performing that work.

d.  Incidents  and  Further  Assurances. Company  may  obtain  and  hold  in  its  own  name  copyrights,

registrations,  and  other  protection  that  may  be  available  in  the  Consultant.  Consultant  agrees  to  provide any assistance required to perfect such protection. Consultant agrees to also take all reasonable measures to  avoid  disclosure,  dissemination  or  unauthorized  use  of  Confidential  Information,  including,  at  a minimum,  those  measures  it  takes  to  protect  his  own  confidential  information  of  a  similar  nature.

Consultant agrees to take sure further actions and execute and deliver  such  further  agreements  and  other instruments  as  Company  may  reasonably  request  to  give  effect  to  this  Section  4.  Consultant  will

segregate   Confidential   Information   from   the   confidential   materials   of   third   parties   to   prevent

commingling.  Consultant  may  use  Confidential  Information  only  in  pursuance  of  his  relationship  with the Company. Except as expressly provided in this Agreement, Consultant will not disclose Confidential

Information to anyone without Company’s prior written consent.

e.  Return  of  Proprietary  Information. Upon  termination  of  this Agreement,  Consultant  shall  upon

request   by   the   Company   promptly   deliver   to   Company   at   Company’s   sole   cost   and   expense,   all

drawings, designs, blueprints, manuals, specification documents, documentation, source or object codes,

tape discs and any other storage media, letters, notes, notebooks, reports, flowcharts, plans, and all other materials in its possession or under its control relating to the Proprietary Information and/or Services, as well  as  all  other  property  belonging  to  Company  which  is  then  in  Consultant's  possession  or  under  its

____________________________________________________________________________________________________

Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com

Eclipse Identity Recognition Corporation

Consultant Agreement

Benjamin Gordon

____________________________________________________________________________________

control.  Notwithstanding  the  foregoing,  Consultant   shall  retain  ownership  of  all  works  owned  by

Consultant  prior  to  commencing  work  for  Company  hereunder,  subject  to  Company's  nonexclusive,

perpetual, paid up right and license to use such works  in  connection  with  its  use  of  the  Services  and  any

Work Product.

f. Remedies/Additional Confidentiality Agreements. Nothing in this Section 4 is intended to limit any remedy  of  Company  under  applicable  state  or  federal  law.  At  the  request  of  Company,  Consultant  shall

also   execute   Company's   standard   "Confidentiality Agreement"   or   similarly   named agreement as

such agreement is currently applied to and entered into by Company's most recent employees.

5.  Non-Compete. During  the  Term,  Consultant  shall  provide  the  Company  with  prior  written  notice  if

Consultant  intends  to  provide  any  services,  as  an  employee,  consultant  or  otherwise,  to  any  person,

company or entity that competes directly with the Company, which written notice shall include the name of  the  competitor.  During  the  period  of  twelve  (12)  months  post  termination  date  of  this Agreement,

Consultant  shall  provide  the  Company  with  written  notice  any  time  that  Consultant  provides  any services,  as  an  employee,  consultant  or  otherwise,  to  any  person,  company  or  entity  that  competes directly with the Company. Notwithstanding anything to the contrary contained herein, Company hereby consents  to  Consultant  providing  services,  as  an  employee,  consultant  or  otherwise,  to  the  following companies.

6.    Independent  Contractor;  No  Conflict. It  is  understood  and  agreed,  and  it  is  the  intention  of  the parties  hereto,  that  Consultant  is  an  independent  contractor,  and  not  the  employee,  agent,  joint  venturer,

or partner of Company for any purposes whatsoever. This Agreement shall not be interpreted as creating

an   association,   joint   venture,   or   partnership   relationship   between   the   parties   or   as   imposing   any

employment,  or  partnership  obligation,  or  liability  on  any  party.  Consultant  shall  not  be  entitled  to,  and shall  not  attempt  to,  create  or  assume  any  obligation  or  authority,  express  or  implied,  to  bind  Company

by  contract  or  otherwise.  Consultant  is  skilled  in  providing  the  Services.    To  the  extent  necessary,

Consultant  shall  be  solely  responsible  for  any  and  all  taxes  related  to  the  receipt  of  any  compensation under  this Agreement.  Consultant  hereby  represents,  warrants  and  covenants  that  Consultant  has  the

right   and   power   to   enter   into   this Agreement and   that   neither   the   execution   nor   delivery   of   this

Agreement,  nor  the  performance  of  the  Services  by  Consultant  will  conflict  with or  result  in  a  breach  of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which Consultant is now or hereinafter becomes obligated.

7.  Compliance  with  Laws.  Consultant  will  use  his/her  best  efforts  not  to  violate  any  statute,  ordinance,

rules  or  regulations  of  the  US  and  other  countries,  including  all  relevant  export  laws  and  regulations  of the US and other governments.

8.   Limitation   of   Liability.   IN   NO   EVENT   SHALL   THE   COMPANY   BE   LIABLE   FOR   ANY

SPECIAL,   INCIDENTAL,   INDIRECT   OR   CONSEQUENTIALDAMAGES   OF   ANY   KIND   IN

CONNECTION WITH THIS AGREEMENT, EVEN IF THE COMPANY HAS BEEN INFORMED IN

ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES.

____________________________________________________________________________________________________

Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com

Eclipse Identity Recognition Corporation

Consultant Agreement

Benjamin Gordon

____________________________________________________________________________________

9.  Miscellaneous.

a.  Notices. All  notices  required  under  this Agreement shall  be  deemed  to  have  been  given  or  made  for all purposes upon receipt of such written notice or communication. Notices shall be in English language.

Notices  to  each  party  shall  be  sent  to  the  address  set  forth  below  the  party's  signature  on  the  signature page  of  this Agreement.  Either  party  hereto  may  change  the  address  to  which  such  communications  are to  be  directed  by  giving  written  notice  to  the  other  party  hereto  of  such  change  in  the  manner  provided above.

b. No Assignment. The Company may assign any of its rights and obligations under this

Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law,

any of its rights and obligations under this Agreement, except with the prior written consent of the

Company. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

c.  No  Duty  to  Employ  or  Continue  Services.  Consultant  understands  that  this  Agreement  does  not constitute  a  contract  of  employment  or  obligate  the  Company  to  utilize  Consultant’s  services  for  any stated  period  of  time.  Consultant  understands  that  Consultant’s  relationship  with  the  Company  can  be terminated  for  any  reason  or  for  no  reason  at  any  time  by  either  the  Company  or  Consultant  with  ten

(10)   days’   written   notice,   or   immediately   by   Company   for   Consultant’s   material   breach   of   this

Agreement.   Consultant   acknowledges   that   any   statements   or   representations   to   the   contrary   are

ineffective, unless put into a writing signed by the Company

d.  Entire Agreement. This Agreement and  any  documents  attached  hereto  as  Exhibits  or  Appendices constitute  the  entire agreement and  understanding  between  the  parties  with  respect  to  the  subject  matter herein  and  therein,  and  supersede  and  replace  any  and  all  prior  agreements  and  understandings,  whether oral  or  written  with  respect  to  such  matters.  The  provisions  of  this Agreement may  be  waived,  altered,

amended or replaced in whole or in part only upon the written consent of both parties to this Agreement.

e.  Severability,  Enforcement. If,  for  any  reason,  any  provision  of  this Agreement shall  be  determined to  be  invalid  or  inoperative,  the  validity  and  effect  of  the  other  provisions  herein  shall  not  be  affected thereby,  provided  that  no  such  severability  shall  be  effective  if  it  causes  a  material  detriment  to  any party.

f.  Governing  Law. This  Agreement  shall  be  construed  and  interpreted  in  accordance  to  the  laws  of  the

State of California, United States of America, without giving effect to its conflicts of law principles. Any dispute,  controversy,  claim,  or  difference  arising  out  of,  or  in  connection  with,  or  resulting  from  this

Agreement,  its  application  or  interpretation,  or  a  breach  thereof,  which  cannot  be  settled  amicably  by  the parties,  shall  be  resolved  definitively  and  exclusively  by  arbitration  under  the  Rules  of  Procedure  of  the

____________________________________________________________________________________________________

Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com

Eclipse Identity Recognition Corporation

Consultant Agreement

Benjamin Gordon

____________________________________________________________________________________

American  Arbitration  Association  (the  "Rules")  then  prevailing  for  which  arbitration  shall  determine location for arbitration.

g. Injunctive Relief. The parties agree that in the event of any breach or threatened breach of any of the covenants  in  Section  4,  the  damage  or  imminent  damage  to  the  value  and  the  goodwill  of  Company's business will be irreparable and extremely difficult to estimate, making any remedy at law or in damages inadequate.  Accordingly,  the  parties  agree  that  Company  shall  be  entitled  to  injunctive  relief  against

Consultant  in  the  event  of  any  breach  or  threatened  breach  of  any  such  provisions  by  Consultant,  in addition  to  any  other  relief  (including  damages)  available  to  Company  under  this Agreement or  under applicable state or federal law.

h.  Publicity.  The  Company  shall,  with  prior  written  approval  by  Consultant,  have  the  right  to  use  the name,  biography  and  picture  of  Consultant  on  the  Company’s  website,  marketing  and  advertising materials.

[This Section was left blank intentionally]

____________________________________________________________________________________________________

Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com

Eclipse Identity Recognition Corporation
Consultant Agreement
Benjamin Gordon

Page 7 of 8

IN WITNESS WHEREOF, each party hereto has duly executed this Agreement as of the Effective Date.

COMPANY	**CONSULTANT**
Eclipse Identity Recognition Corporation	**Benjamin Gordon**
Name/Title: Stephen Miller CEO	Name/Title:
Signature: stephen d. miller	Signature: B. Gordon.
Date: 11/20/2012	Date: 11/21/2012
Email: smiller@eclipseir.com	Email: BGOS44@GMAIL.COM.
Address: 15732 Los Gatos Blvd, PMB 525 Los Gatos, CA. 95032-2504 United States	Address:
Contact Number: 408-916-1480	Contact Number: 972544521920
Fax Number: 408-317-1717	Fax Number: 972/532 6417925

(Signature Page of Consultant Agreement)

Eclipse Identity Recognition Corporation

Consultant Agreement

Benjamin Gordon

____________________________________________________________________________________

Exhibit A to Consultant Board Agreement

Duties and Responsibilities

Your duties and responsibilities shall be the following:

❖ Be a Technical Advisor to the Territory of Israel regarding market entry and expansion.

❖Provide to Company monthly reports on such activities including updates on on-going projects.

❖Participate in conference calls or other meetings as deemed necessary by CEO of Company.

❖Provide reasonable access via phone/email for questions, advice, mentoring.

.

____________________________________________________________________________________________________

Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com